UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2006

A. O. Smith Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-475	39-0619790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 245008, Milwaukee, Wisconsin 53224-9508

(Address of principal executive offices, including zip code)

(414) 359-4000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 204.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

A. O. Smith Corporation (the “Company”) hereby amends Item 9.01 of the Company’s Current Report on Form 8-K dated April 7, 2006, reporting the Company’s acquisition of all the issued and outstanding shares of common stock of GSW Inc. (“GSW”) to include the requisite historical financial statements of GSW and pro forma financial statements of the Company. The complete text of Item 9.01 as amended is as follows:

Item 9.01. Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Financial statements of GSW are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference:

As of December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005.

•	Report of Independent Auditors

•	Consolidated Balance Sheets

•	Consolidated Statement of Operations and Retained Earnings

•	Consolidated Statement of Cash Flows

•	Notes to Consolidated Financial Statements

As of March 31, 2006 and 2005, and for each of the three month periods then ended.

•	Unaudited Consolidated Interim Balance Sheets

•	Unaudited Consolidated Interim Statements of Operations and Retained Earnings

•	Unaudited Consolidated Interim Statements of Cash Flows

•	Unaudited Notes to Consolidated Interim Financial Statements

(b)	Pro Forma financial information.

Pro forma financial statements of A. O. Smith Corporation are attached hereto as Exhibit 99.3 and are incorporated herein by reference:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2006, and related notes

•	Unaudited Pro Forma Condensed Consolidated Statement of Earnings for the year ended December 31, 2005 and three months ended March 31, 2006, and related notes.

(d)	Exhibits

Exhibit Number	Exhibit Description
23	Consent of Ernst & Young LLP

99.1	Financial Statements of GSW as of December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005.

99.2	Financial Statements of GSW as of March 31, 2006 and 2005, and for each of the three month periods then ended.

99.3	Unaudited Pro Forma Financial Information.

2